UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): February 13, 2006

Westcorp
(Exact Name of Registrant as Specified in its Charter)

California (State or Other Jurisdiction of Incorporation or Organization)	001-09910 (Commission File Number)	51-0308535 (I.R.S. Employer Identification No.)
23 Pasteur, Irvine, California 92618-3804
(Address of Principal Executive Offices) (Zip Code)
(949) 727-1002
(Registrant’s telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On February 13, 2006, Wachovia Corp., Westcorp and WFS Financial Inc announced that the Office of the Comptroller of the Currency approved both the conversion of Western Financial Bank from a federal savings association to a national banking association and the merger of Wachovia Bank, N.A. with and into the converted institution. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits
          99.1     Press release issued on February 13, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTCORP, a California corporation
Date: February 13, 2006	By:	/s/ J. Keith Palmer
J. Keith Palmer
Vice President and Treasurer

Index to Exhibits

Exhibit	Description
99.1	Press release issued on February 13, 2006